UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2016 (June 8, 2016)

Travelport Worldwide Limited
(Exact Name of Registrant As Specified In Its Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Axis One, Axis Park

Langley, Berkshire, SL3 8AG, United Kingdom

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 8, 2016, Travelport Worldwide Limited (the “Company”) held its 2016 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 13, 2016, the Company’s record date for the Annual Meeting, there were a total of 123,772,888 common shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 114,903,429 common shares were represented in person or by proxy and, therefore, a quorum was present.

The matters voted upon were (1) the re-election of Douglas M. Steenland, Gavin R. Baiera, Gregory Blank, Elizabeth L. Buse, Steven R. Chambers, Michael J. Durham, Douglas A. Hacker and Gordon A. Wilson as directors of the Company, with terms of one year, expiring at the 2017 annual general meeting of shareholders, (2) the appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 and the authorization of the Audit Committee of the Board of Directors to determine the independent auditors’ remuneration, (3) to provide, on a non-binding advisory basis, approval of the compensation of the Company’s named executive officers and (4) the approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan. The final results for each proposal presented to shareholders at the Annual Meeting are set forth below:

1.	Election of Directors:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

Douglas M. Steenland	107,359,223	456,022	749	7,087,435

Gavin R. Baiera	106,949,289	866,556	149	7,087,435

Gregory Blank	106,945,477	869,768	749	7,087,435

Elizabeth L. Buse	107,371,224	444,071	699	7,087,435

Steven R. Chambers	107,366,803	448,532	659	7,087,435

Michael J. Durham	106,942,560	872,775	659	7,087,435

Douglas A. Hacker	106,908,517	906,778	699	7,087,435

Gordon A. Wilson	107,390,033	425,911	50	7,087,435

2.	Appointment of Deloitte LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 and to authorize the Audit Committee of the Board of Directors to determine the independent auditors’ remuneration:

FOR	AGAINST	ABSTAIN

112,830,743	2,070,605	2,081

3.	Non-binding approval of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

107,041,813	595,097	179,084	7,087,435

4.	The approval of the Travelport Worldwide Limited Amended and Restated 2014 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

86,294,211	21,496,073	25,710	7,087,435

No other matters were considered and voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President and Secretary

Date: June 13, 2016